April 26, 2013

THE DREYFUS/LAUREL FUNDS, INC.

- Dreyfus Opportunistic Fixed Income Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2013

Effective on or about July 1, 2013, the following information will supersede and replace the second paragraph in “Principal Investment Strategy” in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the prospectus and the fifth paragraph in "Fund Details – Goal and Approach" in the prospectus:

The fund is managed using a blend of macro-economic, quantitative and fundamental analysis. Through security selection and tactically allocating across fixed income asset classes and sectors, countries and currencies, the portfolio managers seek to construct a portfolio comprised of the best opportunities to provide positive returns with low correlation with, and less volatility than, major markets over the long term.  The portfolio managers have significant flexibility in how they position the portfolio to implement the fund’s investment approach and are not bound by benchmark specific guidelines.  Security selection is generally guided by internally generated fundamental analysis that looks to identify individual securities with high risk-adjusted potential for positive returns based on relative value, credit upgrade probability and other metrics.  Securities may be sold based on changing macro environment or a change in the securities’ fundamentals.

Effective on or about July 1, 2013, the fund will not be managed to a benchmark index.  Rather than managing to track a benchmark index, the fund will seek to provide returns that are largely independent of market moves.  The fund’s portfolio will not have the same characteristics as its performance baseline benchmark – the Citibank 30-Day Treasury Bill Index.